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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): JULY 24, 2006



                         DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                000-21139                     38-3185711
(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                   Identification No.)



              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)



                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c)

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 27, 2006, Dura Automotive Systems, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three months ended July 2, 2006. The information contained in the press release filed as
Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to this
Item 2.02.


ITEM 2.06  MATERIAL IMPAIRMENTS

         In connection with our annual review of goodwill in accordance with Statement of Financial Accounting Standards ("SFAS") No. 142 ("FAS142"), "Goodwill and Other Intangible Assets", on July 24, 2006, our Audit Committee approved the Company's analysis of Test 1 under FAS142. The Company's analysis indicates the reported value of the Company's goodwill in its Control Systems reporting unit, recorded in connection with various acquisitions the Company completed over the last ten years amounting to $626.4 million at July 2, 2006, may be materially impaired. FAS142 details the process which the Company must undertake to determine the impairment amount of the Control Systems' goodwill. At this time, DURA is unable to make a good-faith estimate of the potential amount or range of amounts of the impairment charge. Such impairment charge will not result in future cash expenditures. DURA will file a report on Form 8-K pursuant to Item 2.06 within four (4) business days after it establishes an estimate of such amount or range of amounts. While we may take a material accounting charge we do not anticipate making any significant changes to the operations of this reporting unit other than those communicated as part of our operational restructuring plans.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) None

         (b) None

         (c) Exhibits

     99.1     Press release dated July 27, 2006 filed herein.

The information in this Current Report on Form 8-K and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                DURA AUTOMOTIVE SYSTEMS, INC.


Date:  July 27, 2006            By  /s/ Keith R. Marchiando
                                   ------------------------
                                   Keith R. Marchiando
                                   Vice President, Chief Financial Officer
                                   (principal accounting and financial officer)


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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
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   99.1           Second quarter earnings press release dated July 27, 2006.